Fund/Ticker
Fidelity® SAI Sustainable Core Plus Bond Fund/FIABX
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Summary Prospectus
October 30, 2026

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at fundresearch.fidelity.com/prospectus/sec. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated October 30, 2026 are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund:
Fidelity® SAI Sustainable Core Plus Bond Fund
Investment Objective
Fidelity® SAI Sustainable Core Plus Bond Fund seeks a high level of current income.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.28%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.10%
Total annual operating expenses	0.38%
Fee waiver and/or expense reimbursement	0.02% A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.36%
AFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.36% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2027. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$37
3 years	$119
5 years	$210
10 years	$478

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 185% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in debt securities of all types that Fidelity Management & Research Company LLC (FMR) (the Adviser) believes have positive environmental, social and governance (ESG) characteristics and repurchase agreements for those securities.
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities, such as hybrids and synthetic securities, believed to have debt-like characteristics (e.g., securities classified as Tier 2 Regulatory capital, securities that rank above share capital in an insolvency waterfall, securities with maturity dates and non-cancellable interest payment structures).
A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.
Derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
  Evaluating each security in which the fund invests using both a traditional bond credit, structure and relative value analysis and a consideration of the Adviser's judgment about the security's ESG characteristics. When assessing a security's ESG characteristics and its eligibility for purchase, the Adviser considers the following, where available: (i) the sustainability practices of the security's issuer or sponsor, as applicable (each, an "issuer"), based on an evaluation of such issuer's individual ESG profile; (ii) ESG factors related to the security's underlying pool of assets; and (iii) any third-party designation as a green, sustainable or sustainability-linked bond. A security's positive ESG characteristics can be determined under any of those three factors.
  Using the Adviser's proprietary ESG rating process to evaluate an issuer's sustainability practices using a data-driven framework that includes both proprietary and third-party data, and may also involve a qualitative assessment of an issuer's sustainability practices provided by the Adviser's research team.
  The Adviser's ESG rating of issuers are derived from multiple factors, including an issuer's environmental profile, which may include, but is not limited to, carbon and toxic emissions, water management, waste management, vulnerability to the physical impacts of climate change, and research and investment into products, services, and energies that reduce emissions and/or provide opportunities to transition to less carbon-intensive products or operations. An assessment of an issuer's social profile includes, but is not limited to, its approach to diversity and inclusion, human capital management, data privacy, product safety and human rights. With respect to governance, the independence and diversity of an issuer's board, its compensation practices and board oversight of critical ESG issues are considered as part of the assessment. These factors are weighted based on how material the Adviser believes each factor is to an issuer's financial outlook, and not all factors may be applicable to all issuers. Issuers with an above average ESG rating as determined by the Adviser are considered to have positive ESG characteristics and well-managed ESG risks.
  Investing in debt securities of issuers that the Adviser believes deliver tangible environmental or social impact through core business operations. An assessment of the impact characteristics of an issuer may involve corporate engagement and an analysis of issuer alignment with the United Nations Sustainable Development Goals using qualitative analysis as well as proprietary or third-party data. For example, issuers that provide access to clean water, education, or clean energy through their core business may be considered to deliver tangible impact.
  When evaluating securitized debt securities (including mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities), generally considering the issuer's ESG rating along with ESG factors related to the underlying pool of assets, such as energy efficiency and environmental impact of the underlying assets; providing access to affordable housing or opportunities for first time home ownership; and compliance with fair lending laws.
  In addition to its focus on debt securities with positive ESG characteristics, analyzing the credit quality of the issuer, the issuer's potential for success, the credit, currency, and economic risks of the security and its issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Allocating assets across investment-grade, high yield, and emerging market debt securities. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.
  Investing up to 20% of assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Managing the fund to have similar overall interest rate risk to the Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index.
  Investing in domestic and foreign issuers.
  Allocating assets across different asset classes, market sectors, and maturities.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Employing sustainable investing exclusion criteria to avoid investments in issuers that are directly engaged in, and/or derive significant revenue from, certain industries. Please see "Fund Basics - Investment Details - Sustainable Investing Exclusions" for additional information.
Principal Investment Risks
  Sustainability Risk.
Application of Fidelity Management & Research Company LLC's (FMR) (the Adviser) ESG rating process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries and may affect the fund's performance depending on whether certain investments are in or out of favor. The criteria related to the fund's ESG rating process and/or adherence to its sustainable investing exclusion criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views. When evaluating an issuer, the Adviser is dependent on information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate, or unavailable, which could cause the Adviser to incorrectly assess an issuer's business practices.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Foreign exchange rates also can be extremely volatile.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support (such as guarantees) or a maturity-shortening structure (such as demand and put features) for a security can cause the price of a security to decrease.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
Investments in covenant-lite loans carry more risk than traditional loans as they allow issuers to engage in activities that would otherwise be difficult or impossible under a traditional loan agreement. In the event of default, covenant-lite obligations have lower recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  Management Risk.
The Adviser's application of the fund's strategy criteria may not achieve its intended results. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.
  High Portfolio Turnover.
High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The additional index has characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.
Year-by-Year Returns
2023	2024	2025
6.20%	1.29%	7.16%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	6.73%	December 31, 2023
Lowest Quarter Return	-3.16%	December 31, 2024
Year-to-Date Return	-2.91%	September 30, 2026

Average Annual Returns
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2025	Past 1 year	Life of fund
Fidelity® SAI Sustainable Core Plus Bond Fund
Return Before Taxes	7.16%	2.05% A
Return After Taxes on Distributions	5.30%	0.45% A
Return After Taxes on Distributions and Sale of Fund Shares	4.22%	0.86% A
Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	2.20%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	2.18%

AFrom April 13, 2022.
Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. FMR Investment Management (UK) Limited and other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Celso Munoz (Lead Portfolio Manager) has managed the fund since 2022.
Franco Castagliuolo (Co-Portfolio Manager) has managed the fund since 2022.
Michael Foggin (Co-Portfolio Manager) has managed the fund since 2022.
Michael Plage (Co-Portfolio Manager) has managed the fund since 2022.
Brian Day (Co-Portfolio Manager) has managed the fund since 2024.
Benjamin Harrison (Co-Portfolio Manager) has managed the fund since 2024.
Stacie Ware (Co-Portfolio Manager) has managed the fund since 2024.
Julian Potenza (Co-Portfolio Manager) has managed the fund since 2026.
Purchase and Sale of Shares
NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
Shares are offered exclusively to certain clients of the Adviser or its affiliates.
The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.
1.9904895.105	SSU-SUM-1026